Exhibit 99.1

EnerJex Resources, Inc. (NYSE MKT: ENRJ) EnerCom Oil & Gas Conference – August 2014

SUMMARY : The material presented is general background information about EnerJex Resources, Inc . (“EnerJex”) as of the date of this document . This information is in summary form and does not purport to be complete . This document (and/or attachments to this document) is not intended to be relied upon as advice to existing or potential investors . FORWARD - LOOKING STATEMENTS : This document (including the financial projections and any subsequent questions and answers) contains statements that are forward - looking within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are only predictions and are not guarantees of future performance . Investors are cautioned that any such forward - looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environment of EnerJex that may cause the actual results of the company to be materially different from any future results expressed or implied in such forward-looking statements . NO REPRESENTATIONS : The information in this document (and/or attachments to this document) is current as of the date indicated . That information is not complete, and the performance projections included herein have not been audited . These presentation materials do not contain certain material information concerning EnerJex, including important disclosures and risk factors associated with making an investment in EnerJex, and are subject to revision at any time . EnerJex does not undertake any obligation to inform you of any changes in circumstances that may affect, in the future, the accuracy of the information set forth herein . Although EnerJex believes that the expectations and assumptions reflected in this document and the forward - looking statements are reasonable based upon information currently available to EnerJex, or any of its principals, employees, agents and authorized representatives, none of EnerJex, or any of its principals, employees, agents or authorized representatives makes any warranty or representation, whether express or implied, or assumes any legal liability for the accuracy, completeness or usefulness of any information disclosed . None of EnerJex or any of its respective principals, employees, agents or authorized representatives accepts any responsibility or liability whatsoever caused by any action taken in reliance upon this document and/or its attachments . Disclaimer / Forward Looking Statements 2

▪ Company Overview ▪ Key Executives ▪ Recent Preferred Stock Offering ▪ Credit Facility Overview ▪ Reserve and Production Profile ▪ Valuation Comparables CORPORATE OVERVIEW

Company Overview 4 Corporate Profile Headquarters San Antonio, TX Stock Symbol ENRJ Exchange NYSE MKT Share Price (1) $6.60 Shares Outstanding 7.6 Million Market Capitalization $50.4 Million Long - Term Debt (2) $19.0 Million Perpetual Preferred Stock (3) $18.8 Million Insider Ownership 57% Asset Profile Net Acres >90,000 Net Production >500 Boe/d Proved Reserves (4) 5.8 MMBoe % Oil 77% % Developed 66% PV - 10 Value $102.4 Million EnerJex Resources, Inc . is an exploration and production company focused on “manufacturing” oil and natural gas through the development of its existing properties, where the company has identified more than 500 low - risk drilling locations and experienced greater than a 95 % historical drilling success rate (1) As of August 12, 2014 (2) As of June 30, 2014 (3) Based on liquidation preference of $25 .00 per share (4) As of December 31, 2013

Key Executives Robert Watson Jr . (Chief Executive Officer) ▪ Co - founder and former CEO of Black Sable Energy, a private oil exploration and production company focused on South Texas that was subsequently sold to EnerJex ▪ Former President of Centerra Energy Partners, a private oil and gas partnership focused on South Texas ▪ Senior Associate at American Capital, Ltd . (NASDAQ : ACAS), a publicly traded middle - market private equity firm and global asset manager with $ 68 billion in assets under management ▪ Executed 7 transactions in excess of $ 150 million in invested capital, and actively participated in the daily management of 12 portfolio companies ▪ Member of Investment Banking Team in the Energy Group at CIBC World Markets Douglas Wright (Chief Financial Officer) ▪ Former Corporate Controller and Chief Accounting Officer of Nations Petroleum Company, Ltd . ▪ Privately held company grew production of its core U . S . asset from 300 BOPD to ~ 5 , 000 BOPD over a 5 - year period before selling to Occidental Petroleum ▪ Built accounting staff and developed the company’s financial accounting and reporting procedures while arranging $ 250 million of mezzanine financing ▪ Oversight of Financial Reporting for subsidiary of Noble Energy, Inc . (NYSE : NBL) from 2005 to 2006 ▪ Responsible for SEC reporting relating to its $ 3 . 4 billion acquisition of Patina Oil & Gas Corp ▪ Served in managerial roles from 1986 to 1996 at Oryx Energy, which was acquired by Kerr McGee Corp . for $ 3 . 1 billion David Kunovic (EVP of Exploration) ▪ Over 30 years of experience as an exploration geologist focused on the Denver - Julesburg Basin ▪ Held numerous exploration management positions at Kachina Energy, Canyon Energy, Petroleum Incorporated, Newport Exploration, Union Texas Petroleum, and Apache Corp 5

Recent Activities Preferred Stock Offering : Closed a public offering of non - convertible 10 % Series A Cumulative Redeemable Perpetual Preferred Stock for gross proceeds of $ 15 . 2 million NYSE MKT Listing : Listed common and preferred stock on NYSE MKT exchange Accelerated Drilling Program : Announced an accelerated drilling and development program focused on four projects in Colorado and Kansas Announced Record Results : Reported record second quarter results including a 122 % production increase Expanded Credit Facility : Extended maturity of credit facility by three years to 2018 and expanded borrowing base to $ 40 million with a 3 . 3 % current interest rate 6 EnerJex is poised to execute the most aggressive drilling and development campaign in its history over the next 6 months with more than $20 million of immediately available liquidity

Credit Facility Overview EnerJex has secured a $ 100 million senior secured credit facility with Texas Capital Bank ▪ $ 40 million borrowing base with only $ 19 million drawn as of June 30 , 2014 ▪ Borrowing base increases as production and proved reserves increase ▪ Facility matures in October 2018 and current interest rate is 3 . 30% ▪ A portion of future production is hedged to provide downside protection 7 Crude Oil Hedges Period BOPD Price/Barrel Jul 14 – Dec 14 350 Swap @ $88.5 Jan 15 – Dec 15 320 Swap @ $85.9 Jan 16 – June 16 300 Put @ $85.0

Reserve and Production Profile 8 77% 23% Oil Weighting of Reserves Oil Natural Gas Reserve Type Total Boe (MMBoe) PV-10 Value ($MM) PDP 2.8 58.7$ PDNP 1.0 11.5$ PUD 2.0 32.2$ Total Proved 5.8 102.4$ Probable 3.2 21.4$ Possible 8.2 60.4$ Total 3P 17.2 184.2$ 12/31/13 SEC Reserve Report by MHA Petroleum Consultants December 31, 2013 SEC Reserve Report

Valuation Comparables 9 Company Enterprise Value / Proved Boe Enterprise Value / Proved PV10 Oil % of Proved Reserves Comparable Average (1) $37.42 2.26x 57% Comparable Median (1) $25.80 1.92x 58% EnerJex Resources (ENJR) $15.21 0.86x 77% ENRJ Compared to Average - 59% - 63% +36% ENRJ Compared to Median - 41% - 55% +33% (1) Based on Northland Capital Markets E&P Coverage Universe of 19 companies as of August 12 , 2014 . The charts shown on this page do not take every factor into consideration, and there can be no assurance that EnerJex’s share price will increase to the comparable valuations referenced on this page or at all .

▪ Location Map ▪ Adena Project ▪ Niobrara Project OVERVIEW OF COLORADO ASSETS

Colorado – Project Locations Niobrara Project Area Adena Field Project Area 11

Adena Field Background Third Largest Oil Field in Colorado History ▪ Cumulative production of 75 MMBO and 125 BCF ▪ EnerJex’s acreage covers the J - Sand Unit which accounts for the bulk of Adena Field’s historical production ▪ Peak production from the unit exceeded 20 , 000 BOPD ▪ Nearly all of the producing oil wells were temporarily abandoned during the secondary recovery phase in the mid 1980 ’s when oil prices collapsed Opportunity to Reactivate Numerous Existing Wells and Further Exploit Adena Field Utilizing Modern Technology ▪ Approximately 124 wells are currently idle, of which EnerJex has identified more than 75 reactivation candidates based on extensive analysis and engineering ▪ Attractive opportunity to reactivate the J - Sand waterflood, exploit bypassed oil pay in the D - Sand, and implement secondary recovery in depleted D - Sand oil pools EnerJex acreage outlined in blue 12

Adena Field Reactivation Opportunity

- Historical production has been strongly correlated to producing well count during the past 40 years
- 12 production wells reactivated since acquisition by EnerJex in September 2013
- More than 75 additional wells identified for reactivation


ADENA UNIT - HISTORICAL PRODUCTION DATA
10,000
1,000
100
10
1
Dozens of wells shut-in following oil price collapse in the mid-1980's
Jan-56
Jan-58
Jan-60
Jan-62
Jan-64
Jan-66
Jan-68
Jan-70
Jan-72
Jan-74
Jan-76
Jan-78
Jan-80
Jan-82
Jan-84
Jan-86
Jan-88
Jan-90
Jan-92
Jan-94
Jan-96
Jan-98
Jan-00
Jan-02
Jan-04
Jan-06
Jan-08
Jan-10
Jan-12
Jan-14
Number of Producing Wells
Barrels of Oil Equivalent Per Day

13

Niobrara Project Overview ▪ More than 55 , 000 acres leased primarily in Phillips and Sedgwick Counties, Colorado and Perkins County, Nebraska ▪ Acreage has been high - graded from original position of more than 330 , 000 acres based on structural features identified by seismic interpretation ▪ ~ 25 , 000 acres HBP and 15 , 000 acres expire after 2015 ▪ More than 150 high - ranked drilling locations identified on EnerJex acreage ▪ EnerJex owns a 6 % overriding royalty interest in ~ 180 wells ▪ 114 miles of 2 D and 165 square miles ( 105 , 000 acres) of 3 D seismic data ▪ Substantial infrastructure assets including a high pressure pipeline capable of transporting 10 MMcf /d ▪ Immediate proximity to 1 , 679 - mile Rocky Mountain Express and 436 - mile Trailblazer natural gas pipelines 14

Niobrara Profile High - porosity / low - permeability chalk formation is ~ 40 feet thick with widespread structural biogenic gas deposits and extensive faulting Application of 3 D seismic and modern fracture stimulation has led to extensive development ▪ 3 D seismic interpretation yields high success rates by identifying structure, natural gas effect, and faulting ▪ Fracture stimulation creates artificial permeability to connect high porosity reservoir ▪ > 500 Bcf of cumulative natural gas production in Colorado alone Attractive well characteristics ▪ Low F&D costs of ~ $ 1 . 00 /Mcf ▪ Use of 3 D seismic yields ~ 90 % success rate ▪ Easy to Drill : ~ 2 , 500 ’ depth in less than 24 hours ▪ Gas to market within days of stimulation ▪ Direct access to Cheyenne Hub market ▪ Typical reserve life of more than 20 years Decline curve analysis and abundant historical production data from over 1 , 300 wells indicate an EUR of 287 MMcf per well with an average IP rate of 115 Mcf/d ▪ High - ranked wells offer significantly higher potential ▪ EnerJex recently filed 17 drilling permits in an area that management believes is particularly attractive for development based on the Niobrara formation’s greater depth and higher reservoir pressure ▪ Two confirmation wells were recently tested in this area and each achieved a production rate of more than 600 Mcf/d 15 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 Aug-09 Oct-10 Dec-11 Feb-13 Apr-14 Price / Mcf Cheyenne Hub Basis Differential Cheyenne Hub Henry Hub

▪ Kansas – Mississippian Project ▪ Kansas – Cherokee Project OVERVIEW OF KANSAS ASSETS

Kansas – Mississippian Project EnerJex’s Mississippian Project is located in the prolific Winterschied Field ▪ Produced approximately 15 million barrels of crude oil according to the Kansas Geological Survey ▪ Production from this field averaged nearly 500 BOPD in 2013 ▪ EnerJex has increased production from this project to 200 BOPD from 75 BOPD since the beginning of 2011 ▪ The company has identified hundreds of drilling locations on its land position of more than 5 , 000 acres Kansas Oil & Gas Production Woodson County Oil & Gas Fields 17

Mississippian Project Characteristics Rural area with long production history ▪ More than one billion barrels of oil have been produced from the Mississippian formation in Kansas ▪ Shallow formation depth of 1,700 feet ▪ 10 acre producer well spacing ▪ Five - spot water injection pattern Low risk, low cost development play ▪ Finding & development costs < $10/Bbl ▪ Operating expenses < $25/Bbl ▪ Drilling and completion cost of $80,000 ▪ Low production decline rate ▪ Drilling success rate > 95% ▪ Drilling time of 72 hours ▪ Oil to market within days of completion Serendipitous Upside ▪ Historical production from multiple zones ▪ Nearby operators targeting additional zones ▪ Potential upside for EnerJex in the future 18

Kansas – Cherokee Project EnerJex’s Cherokee Project is located in the prolific Paola - Rantoul Field ▪ Field has produced nearly 30 million barrels of crude oil according to the Kansas Geological Survey ▪ Production from this field averaged more than 1 , 000 BOPD in 2013 ▪ EnerJex has increased production from this project to 200 BOPD from 25 BOPD since the beginning of 2011 ▪ The company has identified hundreds of drilling locations on its land position of more than 8 , 000 acres Franklin County Oil & Gas Fields Miami County Oil & Gas Fields Kansas Oil & Gas Production 19

Cherokee Project Characteristics Rural area with long production history ▪ Many discoveries were abandoned prior to development after oil prices collapsed during the mid - 1980’s ▪ Shallow formation depth of 600 - 650 feet ▪ Less than 5 acre spacing for producer wells ▪ Five - spot water injection pattern Low risk, low cost development play ▪ Finding & development costs < $10/Bbl ▪ Operating expenses < $30/Bbl ▪ Drilling and completion cost of $35,000 ▪ Low production decline rate ▪ Drilling success rate > 95% ▪ Drilling time of 24 hours ▪ Oil to market within days of completion Serendipitous Upside ▪ Historical production from multiple zones ▪ Nearby operators targeting additional zones ▪ Potential upside for EnerJex in the future 20

▪ Overview of Other Assets APPENDIX

Other Assets 22 El Toro Project ▪ EnerJex’s El Toro Project is located in Atascosa County, Texas, surrounded by fields that have produced more than 100 million barrels of oil from the Olmos formation ▪ EnerJex believes its acreage was neglected due to low reservoir permeability and that horizontal drilling and fracture stimulation may justify widespread economic development in this area ▪ EnerJex completed 12 Olmos oil wells in this project with consistent petro - physical results but varying production results ▪ The first two vertical wells drilled by EnerJex produced ~ 100 % more oil during the initial 12 months than the best well in the adjacent field, which has produced 10 million barrels of oil ▪ Service constraints and increased costs due to the Eagle Ford Shale frenzy have shifted management’s focus to Kansas and Colorado projects, and EnerJex’s position has been reduced to less than 500 acres that are held by production Lonesome Dove Project ▪ During April 2014 , EnerJex sold its interests in approximately 2 , 250 non - producing gross acres comprising the Company's Lonesome Dove Project in Lee County, Texas ▪ EnerJex received $ 450 , 000 in cash and will receive an average overriding royalty interest of approximately 2 . 4 % in the acreage, more than 95 % of which expires in 2017 and 2018 unless it is first drilled and held by production ▪ The acreage is prospective for oil production from the Eagle Ford Shale, Buda, Austin Chalk, and Taylor Sand formations ▪ Industry activity appears to be increasing in this area, and drilling permits have been filed for four horizontal wells located adjacent to this acreage with total depths ranging from 13 , 500 to 15 , 000 feet

Corporate Website: www.enerjex.com Corporate Headquarters: 4040 Broadway Street, Suite 508 San Antonio, TX 78209 NYSE MKT: ENRJ Chief Executive Officer: Robert Watson, Jr. (210) 451-5545